 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q4 2018)(WSBC financials as of Q3 2018)

 Forward-looking statements in this report relating to WesBanco’s (“WSBC”) plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WSBC’s Form 10-K for the year ended December 31, 2017 and documents subsequently filed by WSBC with the Securities and Exchange Commission (“SEC”), including WSBC’s Form 10-Q for the quarters ended March 31, June 30, and September 30, 2018, which are available at the SEC’s website, www.sec.gov, or at WSBC’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WSBC’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WSBC and Farmers Capital Bank (“FFKT”) may not be integrated successfully or such integration may take longer to accomplish than excepted; the expected cost savings and any revenue synergies from the merger of WSBC and FFKT may not be fully realized within the expected timeframes; disruption from the merger of WSBC and FFKT may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WSBC and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WSBC’s operational and financial performance. WSBC does not assume any duty to update forward-looking statements.  Forward-Looking Statements  1

Key Differentiators

- ***WesBanco*** *[noun] \wes-baŋ-co\ – an emerging regional financial services institution, with a community bank at its core, focused on enhancing shareholder value*

Balanced and Diversified with Unique Long-Term Advantages	

Balanced and Diversified with Unique Long-Term Advantages

- Balanced loan and deposit distribution across footprint
- Diversified earnings streams built for long-term success
- Strong market positions in economically diverse, major markets with positive demographic trends
- Robust legacy deposit base, enhanced by shale gas royalties

Distinct and Well-Executed Long-Term Growth Strategies

- Diversified growth engines with distinct strategies and established lending and wealth management teams
- Solid fee income generation led by wealth management
- Focus on positive operating leverage built upon a culture of expense management

Legacy of Credit Quality, Risk Management, and Shareholder Focus

- Strong legacy of credit quality and regulatory compliance
- Six consecutive "outstanding" CRA ratings since 2003
- Critical, long-term focus on shareholder return through dividend and earnings growth
- History of successful franchise-enhancing acquisitions

2

 3  Balanced and Diversified  Balanced loan and deposit distribution across diverse regional footprintStrong market positions across legacy and major metropolitan marketsDiversified revenue generation engines supported by 100-year old trust business and proprietary mutual fund family  Note: loan and deposit data as of 9/30/2018; location data as of 10/31/2018; market share based on 2018 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes Wells Fargo branch & Nationwide Insurance) (source: S&P Global)  Broad and Balanced Market Distribution      Louisville  Lexington  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown                  #14  #13  #14  #1  #10  #10  #2    Strong Market Positions in Major Markets              Frankfort    #9    #1

Investment Rationale

- Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk management
- Disciplined growth that delivers positive operating leverage
- Emphasis on customer service to ensure relationship value that meets all customer needs efficiently and effectively
- Focus on shareholder value through earnings and dividend growth
- Distinct, and well-executed, long-term growth strategies built upon unique long-term advantages
  - Core funding advantage driven by Marcellus and Utica shale regions
  - Presence in diversified major markets supported by positive demographics and established lending and wealth management teams
  - Solid wealth management business led by century-old, $4.5+B trust operation
  - Fundamental focus on expenses, enhanced by the "Wheeling advantage"

WesBanco – well-positioned for continued, high-quality growth

4

 Strategies for Long-Term Success

   6  Long-Term Growth Strategies  Focus on Delivering Positive Operating Leverage  Strong Legacy of Credit Quality, Risk Management, and Compliance  Diversified Loan Portfolio with C&I and Home Equity Lending Focus  Long History of Strong Wealth Management Capabilities  Retail Banking Service Strategies & Core Deposit Advantage  Franchise-Enhancing Expansion within Contiguous Markets

Diversified Loan Portfolio

- Focus on strategic growth, diversification, and credit quality
  - Expansion of Commercial and Industrial (C&I), HELOC, and Residential Mortgage portfolios
  - Targeted reductions in consumer portfolio to reduce risk profile
- Full suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilities
- Average loans to average deposits ratio of 87.6% provides opportunity for continued loan growth
- Manageable lending exposure, with no concentrations, to the energy-related, hotel, and retail industries

$7.7 Billion Loan Portfolio



Comm'l & Industrial 17%
Consumer 4%
HELOC 8%
Residential R/E 21%
Comm'l R/E: Land, Construction 7%
Comm'l R/E: Improved Property 43%

Five-Year CAGR

Loan Category	Total	Organic
C&I	19%	8%
HELOC	16%	9%
Residential R/E	13%	1%
Comm'l R/E (Total)	16%	4%
Consumer	4%	(8%)

Note: loan and deposit data as of quarter ending 9/30/18; CAGR based on 9/30/13; organic CAGR excludes loans acquired from Farmers Capital Bank Corporation (8/20/18), First Sentry Bancshares (4/5/18), Your Community Bankshares (9/9/16), and ESB Financial (2/10/15)

7

Strong Wealth Management Capabilities

Trust & Investments

- $4.7B of trust and mutual fund assets under management
- 6,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana
- *WesMark* funds



Trust Assets
(Market Value as of 12/31) ($B)
$2.3
$3.1
$3.7
$4.7
CAGR
5%
2002
2007
2013
2018
(9/30)

Insurance

- Personal, commercial, title, health, and life
- Expand title business in all markets
- Applied quotation software utilization (personal)
- Third-party administrator (TPA) services for small business healthcare plans

WesBanco
Wealth Management Services

Securities Brokerage

- Securities investment sales
- Licensed banker program
- Investment advisory services
- Regional player/coach program
- Expand external business development opportunities
- Expansion in Kentucky and Indiana



Private Banking Loans and Deposits
(as of 12/31) ($MM)
$100
$270
$540
$620
CAGR
47%
2013
2015
2017
2018
(9/30)
Loans
Deposits

Private Banking

- $620MM in private banking loans and deposits
- 2,000+ relationships
- Growth opportunities from shale-related private wealth management
- Expansion in Kentucky and Indiana

Note: assets, loans, deposits, and clients as of 9/30/18; chart financials as of 12/31 unless otherwise stated

8

Franchise Expansion

- Targeted acquisitions in existing markets and new higher-growth metro areas
- Critical, long-term focus on shareholder return
- Strong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly
- Diligent efforts to maintain a community bank oriented value-based approach to our markets
- History of successful acquisitions that have improved earnings

Contiguous Markets Radius


PENNSYLVANIA
OHIO
INDIANA
INDIANAPOLIS
COLUMBUS
Cincinnati
WEST VIRGINIA
KENTUCKY
VIRGINIA
TENNESSEE
MARYLAND
Baltimore
Washington
RICHMOND
Virginia Beach

Franchise-Enhancing Acquisitions

- FFKT: announced Apr-18; closed Aug-18
- FTSB: announced Nov-17; closed Apr-18
- YCB: announced May-16; closed Sep-16
- ESB: announced Oct-14; closed Feb-15
- Fidelity: announced Jul-12; closed Nov-12
- AmTrust: announced Jan-09; closed Mar-09
- Oak Hill: announced Jul-07; closed Nov-07

Note: AmTrust was an acquisition of five branches

9

 10  Positive Operating Leverage  History of successful franchise-enhancing acquisitions and disciplined growth, balanced by a fundamental focus on expense management, in order to deliver positive operating leverage and enhance shareholder value  Note: financial data as of 12/31; current year data as of 9/30/2018; please see the reconciliations in the appendix  YCB Merger (Sep-16)  ESB Merger (Feb-15)  Fidelity Merger (Nov-12)  $10B Asset Threshold Preparations Begun  Lending & Revenue Diversification Strategy Begun    Assetsup 133%Efficiency Ratiodown 910bp  FTSB Merger (Apr-18)FFKT Merger (Aug-18)

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through dividend and earnings growthQ3 2018 dividend payout ratio of 35.8% provides upside potentialQ3 2018 dividend yield 3.0%, compared to 1.8% for bank group  11  Note: dividend through August 2018 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs; WSBC dividend yield based upon 10/26/18 closing stock price of $39.15; bank group ($7B to $15B total assets) dividend data as of 3Q2018 (source as of 10/26/18: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)    +107%    +53%

 Financial Overview

 Financial Performance Summary (Non-GAAP)  13  excludes after-tax merger-related expenses and net deferred tax asset revaluation (as applicable)represent annualized net loan charge-offs as percentage of average loansNote: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018

Financial and Operational Highlights – Q3 2018

- Strong profitability with year-over-year growth in both pre-tax and after-tax earnings supported by solid expense management
  - Pre-tax, pre-provision income increased 29.1% to $50.8 million (excl. certain costs)
  - Net income up 55.7% and EPS up 35.0% to $0.81 (excluding certain costs)
  - Strong efficiency ratio of 55.6%, down 148 basis points from the prior year
  - Return on average tangible common equity of 17.9% (excluding certain costs)
- Focused on generating positive operating leverage and profitability while maintaining legacy of sound credit quality
  - Effective execution of well-defined operational and long-term growth strategies
  - Increasing long-term shareholder value through earnings and dividend growth
  - Positioned for success and profitability in any type of operating environment
- Successful completion of merger with Farmers Capital Bank Corporation on August 20th, and successful conversion of First Sentry in late July
- Strategically balancing loan growth while maintaining high credit standards
- Robust year-over-year organic deposit growth of 3.4% (excluding CDs)
  - 11% total deposit beta on +100bp Fed Funds Rate increases since 9/30/2017

Note: financial data as of quarter ending 9/30/2018, and compared to the quarter ending 9/30/2017; certain costs excludes after-tax merger-related expenses; CD reduction strategy focused on reducing higher-cost certificates of deposit; please see the reconciliations to GAAP results in the appendix

14

Net Interest Margin (NIM)

- NIM continues to reflect the benefit to asset yields from the increases in the Federal Reserve Board's target federal funds rate over the past year and the higher margins on the acquired First Sentry and Farmers Capital net assets, offset by higher funding costs and a flattening of the yield curve
  - Reflects a 6 basis point reduction during Q1 2018 from lower tax-equivalency of state and local municipal tax-exempt securities from the "Tax Cuts and Jobs Act"
- NIM improvement benefits from future loan repricing and a full quarter's benefit from the acquisition of Farmers Capital with partial offsets from higher anticipated deposit betas from additional Fed rate increases, and potential asset mix changes
  - Remain positioned for asset sensitivity in a rising interest rate environment



Net Interest Margin (FTE)
3.41%
3.32%
3.44%
3.45%
3.44%
3.32%
3.48%
3.50%
2015
2016
2017
Annual
3Q17
3Q18
Year-to-Date
3Q16
3Q17
3Q18
Quarterly

Note: the "yield curve" represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~25bp at 9/30/2018 (source: Federal Reserve H.15 Selected Interest Rates)

15

Benefits of Core Funding Advantage

- Robust legacy deposit base, enhanced by shale energy-related royalties
  - Land owner royalties from energy companies are decades-long contracts
  - These royalties have averaged low 8-figure monthly deposit in-flows for WesBanco, and have helped control total deposit funding costs (incl. non-int. bearing)
    - 11% total deposit beta on +100bp Fed Funds Rate increases since 9/30/2017
- Total demand deposits 51% of total deposits (vs. 35% 5 years ago)
- During the last five years:
  - Total deposits (excluding CDs) have grown organically at a 5% CAGR
  - Total demand deposits have grown organically at a 9% CAGR

Avg Deposits as of 9/30/2013


Non-int Bearing DD 18%
Int Bearing DD 17%
Money Mkt 17%
Savings 15%
CDs 33%

Funding Cost
Interest-Bearing = 0.62%
Total Deposits = 0.51%

Avg Deposits as of 9/30/2017


Non-int Bearing DD 26%
Int Bearing DD 23%
Money Mkt 14%
Savings 18%
CDs 19%

Funding Cost
Interest-Bearing = 0.40%
Total Deposits = 0.30%

Avg Deposits as of 9/30/2018


Non-int Bearing DD 27%
Int Bearing DD 25%
Money Mkt 13%
Savings 18%
CDs 17%

Funding Cost
Interest-Bearing = 0.56%
Total Deposits = 0.41%

Note: deposit data as of 9/30/2013, 9/30/2017, and 9/30/2018 and reflects quarterly averages; royalty deposit in-flows represent a YTD average

16

Risk Management and Regulatory Compliance

- Strong legacy of credit and risk management
  - Based upon conservative underwriting standards
- Mature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areas
- Enhancing strong compliance management system
  - Strong and scalable BSA/AML function
- Strong regulatory capital ratios significantly above regulatory requirements
- Six consecutive “outstanding” CRA ratings since 2003



Basel III Tier 1 Risk-Based Capital Ratio
13.62%
14.12%
14.31%
14.26%
14.32%
Required
6.0%
3Q17
4Q17
1Q18
2Q18
3Q18



Basel III Common Equity Tier 1 Capital Ratio
11.70%
12.14%
12.33%
12.38%
12.41%
Required
4.5%
3Q17
4Q17
1Q18
2Q18
3Q18

Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; 4Q17 Tier 1 Capital Ratios impacted by the $12.8 million net deferred tax asset revaluation

17

18  Favorable Operating Metrics  Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics  Note: financial data as of 12/31; current YTD data as of 9/30/2018; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 10/29/18) and represent simple averages for ROATCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets  * 2017 Peer Average adjusted for net deferred tax asset revaluation (sources: S&P Global, company reports)   *  *

 Appendix

 Stock Performance: Long-Term Cumulative Return  20  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Pennsylvania    21  Long-Term Funding and Growth Advantages  Source: demographic data pulled October 2018 (source: S&P Global); market share based on 2018 MSA deposit rankings (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global)  Columbus  Wheeling  Louisville  Lexington  Morgantown  Dayton            Huntington  Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage                 ?    ?      Pittsburgh #10 Mkt Share  W. Virginia #2 Mkt Share  Columbus #13 Mkt Share  Frankfort

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising interest rate environment  22    Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year      December 31, 2017  September 30, 2018  +1% Rate Shock  +2.4%  +1.7%  +2% Rate Shock  +4.0%  +2.9%  +3% Rate Shock  +6.2%  +4.0%  +2% Rate Ramp  +2.2%  n/a  (1%) Rate Shock  (3.0%)  (2.0%)        EVE +2% Rate Shock  (1.8%)  (8.4%)  EVE (1%) Rate Shock  (3.1%)  +4.3%  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

   Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  45*  45  Todd Clossin  President & Chief Executive Officer  34  5  Robert Young  EVP – Chief Financial Officer  32  17  Ivan Burdine  EVP – Chief Credit Officer  38  5  Jonathan Dargusch  EVP – Wealth Management  37  8  Steve Lawrence  EVP – Chief Internal Auditor  38  24  Michael Perkins  EVP – Chief Risk & Administration Officer  30**  23  Anthony Pietranton  EVP – Human Resources  30***  5  Brent Richmond  EVP – Treasury & Strategic Planning  33  16  Jayson Zatta  EVP – Chief Banking Officer  32  10  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including 23 in banking *** in financial services, including nine in banking  23

 Financial Performance Summary Trend – Annual   24  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable)Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  25  Note: please see the reconciliations to GAAP results in the appendix; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 26  Commercial Loan Outstanding Detail – Year-End  Note: loan data as of December 31st period ends (as reported in applicable Form 10-K) and includes acquired loans from the Your Community Bankshares (September 2016) and ESB Financial (February 2015) mergers

 Reconciliation: Efficiency Ratio & Operating Leverage  27  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; Fidelity Bancorp merger closed November 2012; AmTrust 5 branch acquisition closed March 2009

 Reconciliation: Net Income and EPS (Diluted)  28  Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

 29   (1) three-, six-, and nine-month (as applicable) figures are annualizedNote: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Reconciliation: Return on Average Assets

 30   (1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% during 2018 and 35% for all prior periodsNote: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015  Reconciliation: Return on Average Tangible Equity

 31  Note: Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans